Exhibit 10.5

Notice of Grant of Stock Options and Option Agreement

Washington Federal Inc.

ID: 91-1661606

425 Pike St

Seattle,	WA 98101

Employee Name	Award Number:	Award number
Employee Address	Plan:	Plan Identification
	ID:	ID number

Effective XX/XX/XX, you have been granted a(n) incentive stock option to buy XXXXX shares of Washington Federal Inc. (the Company) common stock at a price of $XX.XX.

The total option price of the shares granted is $XX,XXX.XX.

Shares in each period will become fully vested on the date shown.

Shares	Vest type	Full Vest	Expiration
XXX.XX	On vest date	XX/XX/XX	XX/XX/XX
XXX.XX	Annually	XX/XX/XX	XX/XX/XX
XXX.XX	Annually	XX/XX/XX	XX/XX/XX
XXX.XX	Annually	XX/XX/XX	XX/XX/XX
XXX.XX	Annually	XX/XX/XX	XX/XX/XX

By your signature and the Company’s signature below, you and the Company agree that these options are granted under and governed by the terms and conditions of the Company’s Stock Option Plan as amended and the Option Agreement, all of which are attached and made a part of this document.

Signatures:

Washington Federal, Inc.	Date: XX/XX/XX

Employee	Date: XX/XX/XX